Fees Summary	Jun. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 291,122,500
Previously Paid Amount	0
Total Fee Amount	40,204.02
Total Offset Amount	0
Net Fee	$ 40,204.02